Description of Business	3 Months Ended
Mar. 31, 2013
Description of Business

1. Description of Business

CyrusOne Inc., together with CyrusOne GP, wholly-owned by CyrusOne Inc., through which it holds a controlling interest in CyrusOne LP (the “Operating Partnership”) and the subsidiaries of the Operating Partnership (collectively, “CyrusOne”, “we”, “us”, “our”, and the “Company”) and is an owner, operator and developer of enterprise-class, carrier neutral data centers. Our customers operate in a number of industries, including energy, oil and gas, mining, medical, technology, finance and consumer goods and services. We currently operate 24 data centers located in the United States, United Kingdom and Singapore.

CyrusOne’s operations are primarily conducted through the Operating Partnership. CyrusOne intends to elect the status of and qualify as a REIT under the Internal Revenue Code of 1986 (“the Code”), as amended, for the taxable year ended December 31, 2013.